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                                                                EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Nara Bancorp, Inc. on Form S-4 of our report dated February 10, 2000, included in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Annual Report to Shareholders" in such Prospectus.



Los Angeles, California

November 16, 2000